Filed pursuant to 497(k)

File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED OCTOBER 11, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

BRIGHTHOUSE/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

Effective on or about October 15, 2019, it is expected that Roger Bayston will no longer serve as a portfolio manager of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Tina Chou and David Yuen will each become a portfolio manager of the Portfolio. Effective on or about October 15, 2019, the following changes are made to the summary prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Kent Burns, CFA, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group, Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, and David Yuen, CFA, FRM, Senior Vice President, Director of Quantitative Strategy and Portfolio Manager of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011, January 2019, October 2019, and October 2019, respectively.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE